Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder-Dreman High Return Fund, a series of Scudder Value Series, Inc., on Form N-CSR of the Scudder-Dreman High Return Equity Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 29, 2004                                      /s/Julian Sluyters
                                                   Julian Sluyters
                                                   Chief Executive Officer
                                                   Scudder-Dreman High Return
                                                   Equity Fund, a series of
                                                   Scudder Value Series, Inc.


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder-Dreman High Return Fund, a series of Scudder Value Series, Inc., on Form N-CSR of the Scudder-Dreman High Return Equity Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 29, 2004                                         /s/Charles A. Rizzo
                                                      Charles A. Rizzo
                                                      Chief Financial Officer
                                                      Scudder-Dreman High Return
                                                      Equity Fund, a series of
                                                      Scudder Value Series, Inc.